The Victory Portfolios




                                 EX-99.B11(a)

          Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

                                            December 28, 1995



The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219


     Re: The Victory Portfolios
         File No. 33-8982
         Post-Effective Amendment to Registration Statement on Form N-1A

Gentlemen:

           We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A.

                                            Very truly yours,

                                            /s/ Kramer, Levin, Naftalis,
                                                Nessen, Kamin and Frankel